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                                                            ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-35000 for Hartford Life Insurance Company Separate Account Three on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
July 5, 2000